UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) May 10, 2021

QUANTA, INC.

(Exact name of registrant as specified in its chapter)

Nevada	000-56025	81-2749032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

632 S Glenwood Place, Burbank, CA	91506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 659-8052

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

Control Block Transfer Agreement

On May 10, 2021, the Company executed a Control Block Transfer Agreement with Phil Sands and Arthur Mikaelian, pursuant to which, effective Mr. Sands agreed to transfer 2,500,000 shares of the Company’s Series A Super Voting Preferred Stock to Dr. Mikaelian, representing a transfer of majority voting control over the Company because the holder of such 2,500,000 shares of our Series A Super Voting Preferred Stock automatically carries a vote equal to 51% on all matters submitted to a vote of the holders of our Common Stock and Preferred Stock. Mr. Sands agreed to transfer the Control Block to Arthur Mikaelian in exchange for 3,000,000 shares of the Company’s Common Stock, and for the payment of $22,500 in accrued salary, as well as the payment of health insurance benefits through January of 2022.

A copy of the Control Block Transfer Agreement is attached hereto as Exhibit 10.1. The description of the Control Block Transfer Agreement herein is qualified by the terms of the full text of the Control Block Transfer Agreement attached hereto and the terms thereof are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

As discussed in Item 1.01 above, the May 10, 2021 Control Block Transfer Agreement represents a change in majority voting control of the Company, since Arthur Mikaelian now holds the Control Block, entitling him to 51% majority voting control on all matters coming before a vote of our shareholders.

Item 5.02 Appointment of New Officer

Board Consent and Resignation

On May 10, 2021, in connection with the execution of the Control Block Transfer Agreement, Phil Sands submitted his resignation from all Officer and Director positions with the Company, which will be effective following the ten-day period after the mailing of a Schedule 14F to our shareholders of record, at which time our current CEO and Director, Dr. Mikaelian, shall assume the additional roles of President, CFO, Secretary and Treasurer of the Company until such time as others are appointed.

A copy of the Board of Directors Consent dated May 10, 2021 and Mr. Sands’s Resignation Letter, also dated May 10, 2021, are attached hereto as Exhibit 10.2 and incorporated herein by reference.

Pursuant to the foregoing, the Company shall file a Schedule 14F in the following days to detail majority shareholder approval of Change in Control of our Board of Directors in connection with the Transition to a Holding Company.

Item 9.01. Financial Statements and Exhibits. (d) Exhibits

10.1	Control Block Transfer Agreement dated May 10, 2021
10.2	Board of Directors Consent and Resignation dated May 10, 2021

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of the Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Quanta, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

QUANTA, INC..

Dated: May 10, 2021	By:	/s/ Arthur Mikaelian